[LOGO OMITTED]

			PROSPECTUS
			__________

		    The Managers Funds
		    ------------------

Value Fund
Capital Appreciation Fund
Small Company Fund
Special Equity Fund
International Equity Fund
Emerging Markets Equity Fund
Intermediate Bond Fund
Bond Fund
Global Bond Fund
Dated May 1, 2003



Money Market Fund
Dated April 1, 2003


access to excellence


The Securities and Exchange Commission
has not approved or disapproved these
securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




Table of Contents

1 RISK/RETURN SUMMARY
	Key Information					1
	Performance Summary 				6
	Fees and Expenses 			       11
2 SUMMARY OF THE FUNDS
	The Managers Funds 			       14
	Value Fund 				       15
	Capital Appreciation Fund 		       17
	Small Company Fund 			       19
	Special Equity Fund 			       21
	International Equity Fund 		       23
	Emerging Markets Equity Fund 		       25
	Intermediate Bond Fund 			       27
	Bond Fund 				       29
	Global Bond Fund 			       31
	Money Market Fund 			       33
3 MANAGERSCHOICE (r)
	ManagersChoice (r) Program		       34
4 ADDITIONAL PRACTICES/RISKS
	Other Securities and Investment Practices      35
	A Few Words About Risk 			       37
5 ABOUT YOUR INVESTMENT
	Financial Highlights 			       38
	Your Account 				       45
	How To Purchase Shares 			       46
	How To Sell Shares 			       47
	Investor Services 			       48
	Other Operating Policies 		       49
	Account Statements 			       49
	Dividends and Distributions 		       49
	Tax Information 			       50
	Appendix A: Description of Indexes             51



Founded in 1983, The Managers Funds offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.

					Risk/Return Summary
					-------------------
KEY INFORMATION
---------------
This Prospectus contains important information for anyone interested in investing in Managers Value Fund, Managers
Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund,
Managers Emerging Markets Equity Fund, Managers Intermediate Bond Fund, Managers Bond Fund, Managers Global Bond Fund and Managers Money Market Fund (each a "Fund" and collectively the "Funds"), each a series of The Managers Funds and part of The Managers Funds family of Funds, a no-load mutual fund family. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.


Summary of the Goals, Principal Strategies and Principal Risk
Factors of the Funds
--------------------------------------------------------------
The following is a summary of the goals, principal strategies and principal risk factors of the Funds.




Fund                    Goal        Principal Strategies  Principal Risk Factors
--------------------- ------------- --------------------- ----------------------
VALUE FUND 	      Long-term     Invests principally   Economic Risk
		      capital       in common and         Intelligence Risk
                      appreciation  preferred stocks of   Market Risk
                      from equity   medium and large      Mid-Capitalization
                      securities;   U.S. companies          Stock Risk
                      income is the                       Price Risk
                      secondary     Seeks undervalued     Sector Risk
                      objective     investments		  Value Stock Risk
--------------------- ------------- --------------------- ----------------------
CAPITAL APPRECIATION  Long-term     Invests principally   Economic Risk
FUND                  capital       in common and         Intelligence Risk
                      appreciation  preferred stocks of   Market Risk
                      from equity   medium and large      Mid-Capitalization
                      securities;   U.S. companies          Stock Risk
                      income is the                       Price Risk
                      secondary     Seeks investments in  Sector Risk
                      objective     companies with the
                                    potential for long-
                                    term growth of
                                    earnings and/or cash
                                    flow as well as
                                    companies expected
                                    to exhibit rapid
                                    growth over shorter
                                    periods
--------------------- ------------- --------------------- ----------------------
SMALL COMPANY FUND    Long-term     Invests principally   Intelligence Risk
                      capital       in common and         Liquidity Risk
                      appreciation  preferred stocks of   Market Risk
                      from equity   small companies       Price Risk
                      securities     			  Small-Capitalization
		      of small	    Invests at least 80%    Stock Risk
		      companies	    of its assets in small
				    companies.

				    Seeks investments
                                    with the potential
                                    for capital
                                    appreciation as a
                                    result of earnings
                                    growth or
                                    improvements in
                                    equity valuation
--------------------- ------------- --------------------- ----------------------
SPECIAL EQUITY FUND  Long-term      Invests principally   Intelligence Risk
                     capital        in common and         Liquidity Risk
                     appreciation   preferred stocks of   Market Risk
                     from equity    small and medium      Mid-Capitalization
                     securities of  companies               Stock Risk
                     small- and         		  Price Risk
		     medium-	    Invests at least 80%  Small-Capitalization
		     capitalization of its assets in	    Stock Risk
		     companies	    equity securities,
				    generally common
				    and preferred stocks

                             	    Seeks investments
                      		    with the potential
                     	            for capital
                                    appreciation as a
                                    result of earnings
                                    growth or
                                    improvements in
                                    equity valuation
--------------------- ------------- --------------------- ----------------------
INTERNATIONAL EQUITY Long-term      Invests principally   Currency Risk
FUND                 capital        in common and         Economic Risk
		     appreciation   preferred stocks of   Emerging Markets
		     from foreign   non-U.S. companies      Risk
                     equity	    of any size in  	  Intelligence Risk
		     securities;    developed as well as  Liquidity Risk
		     income is the  emerging markets	  Market Risk
		     secondary				  Mid-Capitalization
                     objective	    Invests at least 80%  Stock Risk
                       		    of its assets in 	  Political Risk
		           	    equity securities,    Price Risk
		      	    	    generally common      Small-Capitalization
				    and preferred stocks    Stock Risk

                       		    Seeks to achieve
                                    returns from capital
                                    appreciation due to
                                    improvements in
                                    equity valuation and
                                    earnings growth
--------------------- ------------- --------------------- ----------------------



Fund                    Goal        Principal Strategies  Principal Risk Factors
--------------------- ------------- --------------------- ----------------------

EMERGING MARKETS     Long-term      Invests 80% of its    Currency Risk
EQUITY FUND          capital        assets in common and  Economic Risk
                     appreciation   preferred stocks of   Emerging Markets
                     from emerging  companies in 	    Risk
		     market equity  emerging market and   Intelligence Risk
		     securities	    developing countries  Liquidity Risk
                       		    			  Market Risk
				    Seeks to achieve      Mid-Capitalization
                     		    returns from capital    Stock Risk
                                    appreciation due to   Political Risk
                                    improvements in       Small-Capitalization
                                    equity valuation and    Stock Risk
                                    earnings growth
--------------------- ------------- --------------------- ----------------------
INTERMEDIATE BOND    High current   Invests principally   Credit Risk
FUND 		     income by      in investment grade   Economic Risk
	             investing in   debt securities       Intelligence Risk
		     a portfolio of                       Interest Rate Risk
	             fixed-income   Invests at least 80%  Liquidity Risk
		     securities	    of its assets in bonds Prepayment Risk
				    (debt securities)

				    Maintains an average
                     		    weighted maturity of
                                    between 3 to 10
                                    years

                                    Seeks to achieve
                                    incremental return
                                    through analysis of
                                    relative credit and
                                    valuation of debt
                                    securities
--------------------- ------------- --------------------- ----------------------
BOND FUND            High current   Invests principally   Credit Risk
                     income by      in investment grade   Economic Risk
                     investing      debt securities of    Intelligence Risk
                     primarily in   any maturity          Interest Rate Risk
                     fixed-income                         Liquidity Risk
		     securities	    Invests at least 80%  Prepayment Risk
				    of its assets in bonds
				    (debt securities)

                    		    Seeks to achieve
                                    incremental return
                                    through analysis of
                                    relative credit and
                                    valuation of debt
                                    securities
--------------------- ------------- --------------------- ----------------------
GLOBAL BOND FUND     High total     Invests principally   Credit Risk
		     return, both   in high quality debt  Currency Risk
                     through income securities of	  Economic Risk
		     and capital    government,		  Emerging Market Risk
                     appreciation,  corporate and      	  Intelligence Risk
                     by investing   supranational         Interest Rate Risk
                     primarily in   organizations         Liquidity Risk
                     domestic and   of any maturity       Non-Diversified
                     foreign fixed-  			    Fund Risk
		     income 	    Invests at least	  Political Risk
		     securities	    80% of its assets in  Prepayment Risk
				    bonds (debt securities)

				    Seeks to achieve
                    		    incremental return
                          	    through credit
                                    analysis and
                                    anticipation of
                                    changes in interest
                                    rates within and
                                    among various
                                    countries
--------------------- ------------- --------------------- ----------------------
MONEY MARKET FUND    Maximize	    Invests in a broad 	  Credit Risk
		     current income spectrum of money	  Inflation Risk
		     and maintain a market securities,    Interest Rate Risk
		     high level of  such as U.S. Govern-
		     liquidity      ment securities,
				    commercial paper,
				    securities of domes-
				    tic and foreign banks,
				    asset-backed securities
				    and corporate debt

				    Invests all of its assets
				    in a seperate registered
				    investment company
--------------------- ------------- --------------------- ----------------------








Principal Risk Factors
-----------------------
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. As with investments in any of the Funds, an investment in the Money Market Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The following is a discussion of the principal risk factors of the Funds.

Credit Risk	The likelihood that a debtor will be unable to pay
		interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody's
		Investors Services, Inc. and Standard & Poor's
		Corporation. Even if the likelihood of default is remote, changes in the perception of an institution's financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk.

Currency Risk	The value of foreign securities in an investor's
		home currency depends both upon the price of the securities and the exchange rate of the currency.
		Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar.
		Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Economic Risk	The prevailing economic environment is important
		to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Emerging Markets Investments in emerging markets securities involve
Risk		 all of the risks of investments in
		 foreign securities, and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves.
		 In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

Inflation Risk	Inflation risk is the risk that the price of an
		asset, or the income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

Intelligence  	Intelligence risk is a term created by The
Risk		Managers Funds LLC to describe the risks taken by
		mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Interest Rate 	Changes in interest rates can impact bond
Risk		prices in several ways. As interest rates rise,
		the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall.
		The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or DURATION over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk.

--------------------------------------------------------------------------
DURATION is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio.
It is used to evaluate such bond or portfolio's interest rate sensitivity. The longer the duration of the security, the more sensitive the security is to changes in interest rates.
--------------------------------------------------------------------------


Risk/Return Summary

--------------------------------------------------------------------------

Liquidity Risk	This is the risk that the Fund cannot sell a
		security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

Market Risk	Market risk is also called systematic risk. It
		typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be more or less than the decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets.
		Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Mid-	 	Mid-capitalization companies often have
Capitalization	greater price volatility, lower trading volume
Stock Risk	and less liquidity than larger, more established
		companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Non-Diversified A Fund which is "non-diversified" can invest more
Fund Risk	of its assets in a single issuer than
		that of a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer.
		Specific risk can be reduced through
		diversification. It can be measured by
		calculating how much of a portfolio is
		concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Political Risk	Changes in the political status of any country can
		have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Prepayment Risk	Many bonds have call provisions which allow the
		debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Price Risk	As investors perceive and forecast good business
		prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Sector Risk	Companies that are in similar businesses may be
		similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities in all companies in that sector to decrease. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-		Small-capitalization companies often have
Capitalization	greater price volatility, lower trading
Stock Risk	volume and less liquidity than larger, more
		established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Value Stock 	"Value" stocks can perform differently from the
Risk		market as a whole and other types of stocks and
		can continue to be undervalued by the market for long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, the Funds may underperform other stock funds (such as growth stock funds) when value stocks are out of favor.


Risk/Return Summary

			PERFORMANCE SUMMARY
			-------------------

The following bar charts illustrate the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since the Fund's inception). Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.


	Annual Total Returns - Last Ten Calendar Years
			Managers Value Fund


	Year			Annual Return
	----			-------------
	1993			 12.5%
	1994			  1.0%
	1995			 34.4%
	1996			 17.1%
	1997			 27.2%
	1998			 11.7%
	1999			  4.2%
	2000			  9.8%
	2001			  2.9%
	2002			-23.8%


	Best Quarter:    14.4% (4th Quarter 1998)
	Worst Quarter:  -20.6% (3rd Quarter 2002)


		Annual Total Returns - Last Ten Calendar Years
		     Managers Capital Appreciation Fund


	Year			Annual Return
	----			-------------
	1993			 16.7%
	1994			 -1.5%
	1995			 33.4%
	1996			 13.7%
	1997			 12.7%
	1998			 57.3%
	1999			103.0%
	2000			-22.2%
	2001			-31.6%
	2002			-30.5%





	Best Quarter:    58.4% (4th Quarter 1999)
	Worst Quarter:  -25.8% (1st Quarter 2001)

	Annual Total Returns - Since Inception on June 19, 2000
			Managers Small Company Fund


	Year			Annual Return
	----			-------------
	2001			-12.2%
	2002			-21.6%



	Best Quarter:    17.9% (4th Quarter 2001)
	Worst Quarter:  -20.9% (3rd Quarter 2001)



		Annual Total Returns - Last Ten Calendar Years
			Managers Special Equity Fund


	Year			Annual Return
	----			-------------
	1993			 17.4%
	1994			 -2.0%
	1995			 33.9%
	1996			 24.8%
	1997			 24.4%
	1998			  0.2%
	1999			 54.1%
	2000			 -2.6%
	2001			 -8.1%
	2002			-22.0%



	Best Quarter:    35.9% (4th Quarter 1999)
	Worst Quarter:  -23.7%  (3rd Quarter 2001)




		Annual Total Returns - Last Ten Calendar Years
			Managers International Equity Fund



	Year			Annual Return
	----			-------------
 	1993			 38.2%
	1994			  2.0%
	1995			 16.2%
	1996			 12.8%
	1997			 10.8%
	1998			 14.5%
	1999			 25.3%
	2000			 -8.5%
	2001			-23.4%
	2002			-16.7%




	Best Quarter:	 13.9%  (4th Quarter 1998)
	Worst Quarter:  -20.1%  (3rd Quarter 2002)


				Risk/Return Summary

	Annual Total Returns - Since Inception on February 9, 1998
		Managers Emerging Markets Equity Fund


	Year			Annual Return
	----			-------------
 	1999			 90.1%
	2000			-26.7%
	2001			 -0.6%
	2002			 -8.0%



	Best Quarter:    43.7% (4th Quarter 1999)
	Worst Quarter:  -25.1%  (3rd Quarter 2001)



		Annual Total Returns - Last Ten Calendar Years
			Managers Intermediate Bond Fund


	Year			Annual Return
	----			-------------
 	1993			  8.4%
	1994			 -8.4%
	1995			 15.6%
	1996			  4.2%
	1997			  5.9%
	1998			  5.3%
	1999			  2.2%
	2000			  7.4%
	2001			  6.5%
	2002			 -1.5%




	Best Quarter:    4.9%  (2nd Quarter 1995)
	Worst Quarter:  -4.8%  (2nd Quarter 1994)


		Annual Total Returns - Last Ten Calendar Years
			Managers Bond Fund


	Year			Annual Return
	----			-------------
 	1993			 11.6%
	1994			 -7.3%
	1995			 30.9%
	1996			  5.0%
	1997			 10.4%
	1998			  3.3%
	1999			  3.7%
	2000			  9.4%
	2001			  9.6%
	2002			 11.0%




	Best Quarter:   9.7%  (1st Quarter 1995)
	Worst Quarter: -3.6%  (1st Quarter 1996)

	Annual Total Returns - Since Inception on March 25, 1994
			Managers Global Bond Fund


	Year			Annual Return
	----			-------------
 	1995			 19.1%
	1996			  4.4%
	1997			  0.2%
	1998			 19.3%
	1999			-10.0%
	2000			 -1.6%
	2001			 -4.1%
	2002			 18.9%




	Best Quarter:   12.5%  (1st Quarter 1995)
	Worst Quarter:  -5.5%  (1st Quarter 1999)



		Annual Total Returns - Last Ten Calendar Years
			Managers Money Market Fund


	Year			Annual Return
	----			-------------
	1993			2.5%
	1994			3.2%
 	1995			5.4%
	1996			5.5%
	1997			5.4%
	1998			5.2%
	1999			4.9%
	2000			6.1%
	2001			3.9%
	2002			1.4%




	Best Quarter:    1.7%  (1st Quarter 1995)
	Worst Quarter:   0.3%  (4th Quarter 2002)



			Risk/Return Summary

The following table illustrates the risks of investing in the Fund by showing how each Fund's performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index.
A description of the indexes is included in Appendix A. As always, the past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.



		Average Annual Total Returns (1)
			(as of 12/31/02)


						   Since	Inception
			1 Year	5 Years	10 Years   Inception	Date
			------	-------	--------   ---------	---------
Value Fund							10/31/84
  Return Before Taxes	-23.79%   0.04%	 8.58%	    11.01%
  Return After Taxes on
   Distributions	-24.06%	 -1.97%	 5.32%	     N/A
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	-14.52%	 -0.21%	 6.04%	     N/A
 S&P 500 Index
  (before taxes)	-22.10%	 -0.59%  9.34%	     12.52%

Capital Appreciation
 Fund								 6/1/84
  Return Before Taxes	-30.49%	  3.41%	 8.79%	     11.88%
  Return After Taxes on
   Distributions	-30.49    1.32   5.35%       N/A
  Return After Taxes on
   Distributions and
   Sale of Fund Shares  -18.72%   2.91%  6.22%	     N/A
  S&P 500 Index
   (before taxes)	-22.10%  -0.59%	 9.34%	     12.83%

Small Company Fund						 6/19/00
  Return Before Taxes	-21.57%   N/A	 N/A	    -16.15%
  Return After Taxes on
   Distributions	-21.57%	  N/A	 N/A	    -16.17%
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	-13.24%	  N/A	 N/A	    -12.56%
 Russell 2000 Index
  (before taxes)	-20.48%	 -1.36%  7.15%	    -10.33%

Special Equity Fund						 6/1/84
  Return Before Taxes	-21.98%   1.53%	 9.95%	    12.63%
  Return After Taxes on
   Distributions	-21.98%	  0.55%	 8.28%	     N/A
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	-13.50%	  1.12%	 7.77%	     N/A
 Russell 2000 Index
  (before taxes)	-20.48%	 -1.36%  7.15%	     9.40%

International Equity
 Fund								12/31/85
  Return Before Taxes	-16.71%	 -3.46%	 5.56%	     8.56%
  Return After Taxes on
   Distributions	-16.81%  -4.31%  4.58%       N/A
  Return After Taxes on
   Distributions and
   Sale of Fund Shares  -10.26%  -2.55%  4.58%	     N/A
  MSCI EAFE Index
   (before taxes) (a)	-15.94%  -2.89%	 4.00%	     7.36%

Emerging Markets Equity
 Fund								 2/9/98
  Return Before Taxes	 -7.95%   N/A	 N/A	    -0.27%
  Return After Taxes on
   Distributions	 -7.95%	  N/A	 N/A	    -0.92%
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	 -4.88%	  N/A	 N/A	    -0.39
 MSCI Emerging Markets Free
  Index(before taxes)(b) -6.00%	 -4.58%  1.31%	    -4.38%

Intermediate Bond Fund						6/1/84
  Return Before Taxes	 -1.51%   3.93%	 4.39%	    7.14%
  Return After Taxes on
   Distributions	 -3.44%	  1.79%	 2.07%	     N/A
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	 -0.91%	  2.09%	 2.33%	     N/A
 Lehman Brothers Int
  Govt/Credit Index
  (before taxes)	  9.84%	  7.48%  7.08%	    9.15%
---------------------------------------------------------------------------



Total Return is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

For more information on the current yields of the Money Market
Fund, please call
(800) 835-3879.


						   Since	Inception
			1 Year	5 Years	10 Years   Inception	Date
			------	-------	--------   ---------	---------
Bond Fund							6/1/84
  Return Before Taxes	 10.98%   7.35%	 8.39%	    10.19%
  Return After Taxes on
   Distributions	  8.66%	  4.47%	 5.40%	     N/A
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	  6.65%	  4.46%	 5.26%	     N/A
 Lehman Bros. Govt/Credit
  Index (before taxes)	 11.04%	  7.62%  7.61%	     9.97%

Global Bond Fund						3/25/94
  Return Before Taxes	 18.85%   3.78%	  N/A	    4.54%
  Return After Taxes on
   Distributions	 17.18%	  2.20%	  N/A	    2.90%
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	 11.56%	  2.27%	  N/A	    2.86%
 Salomon World Govt Bond
  Index (before taxes)	 19.49%	  5.82%  6.64%	    6.18%

Money Market Fund	  1.36%	  4.28%  4.33%       N/A	6/1/84
  3-Month Treasury Bill	  1.78%   4.48%	 4.64%       N/A



(a) Net dividends are reinvested.
(b) Gross dividends are reinvested.

(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

-------------------------------------------------------------------------



FEES AND EXPENSES


WHAT IS THE MANAGEMENT FEE?
---------------------------
Except for the Money Market Fund, the Management Fee is the fee paid to The Managers Funds LLC, a portion of which is paid to the asset manager(s) who manage each Fund's portfolio. For the Money Market Fund, it is the fee paid to JPMorgan Fleming Asset Management Inc., which manages the Portfolio, JPMorgan Prime Money Market Fund in which the Fund invests substantially all of its investable assets.


This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.



Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of the offering price)		None
Maximum Deferred Sales Charge (Load)			None
Maximum Sales Charge (Load) Imposed on Reinvested
	Dividends and Other Distributions		None
Redemption Fee						None
Exchange Fee						None
Maximum Account Fee					None




				Risk/Return Summary

			Annual Fund Operating Expenses
			------------------------------
		(expenses that are deducted from Fund assets)



								 Total Annual	Fee Waiver
			Management 	Distribution	Other	 Fund Operating	and/or Expense	Net
			Fees		(12-b1) Fees	Expenses Expenses	Reimbursement	Expenses

Value Fund (1)		0.75%		0.00%		0.60%	 1.35%		  -		  -
Capital Appreciation
  Fund (1)		0.80%		0.00%		0.63%	 1.43%		  -		  -
Small Company Fund (2) 	0.90%		0.00%		0.80%	 1.70% 		(0.25%)		1.45%
Special Equity Fund (1)	0.90%		0.00%		0.42%	 1.32%		  -	  	  -
International Equity
  Fund (1)		0.90%		0.00%		0.66%	 1.56%		  -		  -
Emerging Markets
  Equity Fund (2)	1.15%		0.00%		1.03%	 2.18%		(0.19%)		1.99%
Intermediate
 Bond Fund (2)		0.50%		0.00%		0.76%	 1.26%		  -		1.26%
Bond Fund (2)		0.625%		0.00%		0.54%	 1.17%		(0.18%)		0.99%
Global Bond Fund (1)	0.70%		0.00%		0.86%	 1.56%		  -		  -




(1) Certain Funds have entered into arrangements with unaffiliated broker-dealers to pay a portion of such Funds' expenses. In addition, all the Funds may receive credits against their custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the following Funds incurred actual "Total Annual Fund Operating
Expenses" for the fiscal year ended December 31, 2002 in amounts less than the amounts shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2002 for the Funds were as follows: Value Fund - 1.28%, Capital Appreciation Fund - 1.39%, Special Equity Fund -1.31%, International Equity Fund - 1.54%, and Global Bond Fund - 1.55%.

(2) The Managers Funds LLC has contractually agreed, through at least May 1, 2004, to limit Total Annual Fund Operating
Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to 1.45%, 1.99%, 1.26% and 0.99% for Managers Small Company Fund, Managers Emerging Markets Equity
Fund, Managers Intermediate Bond Fund and Managers
Bond Fund, respectively, subject to later reimbursement by the respective Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund's contractual expense limitation, The Managers Funds LLC may recover from the Fund fees waived and expenses paid to the extent that the Fund's Total Annual
Fund Operating Expenses do not exceed that Fund's contractual expense limitation amount. See "The Managers Funds:
Small Company Fund - Portfolio Management of the Fund; Emerging Markets Equity Fund - Portfolio Management of the
Fund, Intermediate Bond Fund - Portfolio Management of the Fund and Bond Fund - Portfolio Management of the Fund."
(3) The expenses shown above reflect the fact that the shareholders of the Fund will indirectly bear their pro rata share of the annual operating expenses of the Portfolio, in which the Fund invests substantially all of its investable assets.
(4) The Fund's Total Annual Fund Operating Expenses reflect the fact that the Institutional Class Shares of the JPMorgan Prime
Money Market Fund in which the Fund invests is subject to a contractual limitation on expenses through December 31, 2004.
Under that limitation, the total annual operating expenses
(excluding interest, taxes, extraordinary expenses and expenses relating to the Portfolio's Deferred Compensation Plan) for that class of the Portfolio are limited to 0.20% of the Portfolio's average daily net assets.

Example
-------
This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


				1 Year	3 Years	5 Years	10 Years
                        	------  ------- ------- --------
Value Fund 			$137	$428	$739	$1,624

Capital Appreciation Fund 	$143	$443	$766	$1,680

Small Company Fund 		$148	$501	$892	$1,987

Special Equity Fund 		$134	$419	$725	$1,592

International Equity Fund 	$159	$494	$851	$1,858

Emerging Markets Equity Fund	$202	$656	$1,144	$2,492

Intermediate Bond Fund 		$128	$401	$693	$1,524

Bond Fund 			$101	$346	$618	$1,397

Global Bond Fund 		$159	$494	$851	$1,858

Money Market Fund		$ 57	$212	$389	$  904



The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.


				Risk/Return Summary

Summary of the Funds
--------------------

THE MANAGERS FUNDS
------------------


The Managers Funds Family of Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Funds (with the exception of the Money Market Fund) and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Funds. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without shareholder approval, but subject to notification within 60 days of any such changes.

Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Funds' distributor. MDI receives no compensation from the Funds for its services as distributor.

-------------------------------------------------------------------
More information on each Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com.

WHAT AM I INVESTING IN?
-----------------------
You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.
--------------------------------------------------------------------

			Value Fund
			----------

FUND FACTS
______________________________________________________________________

Objective: 		Long-term capital appreciation; income is the
			secondary objective

Investment Focus: 	Equity securities of medium and large U. S.
			companies

Benchmark: 		S&P 500 Index

Ticker: 		MGIEX
______________________________________________________________________


Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2002, the S&P 500 Index included companies with capitalizations from $279 million to $276 billion.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a dividend yield oriented value approach whereby it principally selects securities from among those that yield more than the S&P 500 Index. The other asset manager invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth bottom-up analysis to identify financially strong, well-managed companies. It examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both asset managers expect to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price to earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. A Fund's asset manager may sell any security when it believes the sale is in the Fund's interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.



					Summary of the Funds

Should I Invest in this Fund?
-----------------------------
	This Fund may be suitable if you:
		* Are seeking an opportunity for additional returns through
		  medium- to large-capitalization equities in your investment portfolio
		* Are willing to accept a moderate risk investment
		* Have an investment time horizon of five years or more.

	This Fund may not be suitable if you:
		* Are seeking stability of principal
		* Are investing with a shorter time horizon in mind
		* Are uncomfortable with stock market risk


Portfolio Management of the Fund
--------------------------------
Armstrong Shaw Associates Inc. ("Armstrong Shaw") and Osprey
Partners Investment Management, LLC ("Osprey Partners") each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March 2000. Armstrong Shaw, located at 45 Grove Street, New
Canaan, Connecticut, was founded in 1984. As of December 31, 2002, Armstrong Shaw had assets under management of approximately $4.2 billion. Jeffrey Shaw is the lead portfolio manager for the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and President of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Osprey Partners has managed a portion of the Fund since September 2001. Osprey Partners, located at 1040 Broad Street,
Shrewsbury, New Jersey, was founded in 1998. As of December 31, 2002, Osprey Partners had assets under management of approximately $3.0 billion. John W. Liang is the lead portfolio manager for the portion of the Fund managed by Osprey
Partners. He is a Managing Partner and the Chief Investment Officer of Osprey Partners. He has been employed by the firm as a portfolio manager since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.75% of the average daily net assets of the Fund. The
Managers Funds LLC, in turn, pays a portion of this fee to Armstrong Shaw and Osprey Partners.

		Capital Appreciation Fund
		-------------------------

FUND FACTS
_____________________________________________________________________

Objective: 		Long-term capital appreciation; income is the
			secondary objective

Investment Focus: 	Equity securities of medium and large U.S.
			companies

Benchmark: 		S&P 500 Index

Ticker: 		MGCAX
_____________________________________________________________________


Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index.
As of December 31, 2002, the S&P 500 Index included companies with capitalizations from $279 million to $276 billion.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Both asset managers emphasize a growth approach to investing, that is, each selects stocks of companies that it believes can generate strong growth in earnings and/or cash flow. One asset manager is typically, though not exclusively, attempting to identify companies expected to exhibit explosive earnings growth in the near term. The other asset manager is typically, though not exclusively, attempting to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over longer periods. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. One asset manager expects to generate returns almost exclusively from capital appreciation due to earnings growth, while the other asset manager expects to generate returns from capital appreciation due to both earnings and an improvement in the market's valuation of that stock. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. A Fund's asset manager may sell any security when it believes the sale is in the Fund's interest.
This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.



				Summary of the Funds  17

Should I Invest in this Fund?
-----------------------------

	This Fund may be suitable if you:
		* Are seeking an opportunity for some additional returns
		  through medium-to large-capitalization equities in your investment portfolio
		* Are willing to accept a higher degree of risk for the
		  opportunity of higher potential returns
		* Have an investment time horizon of five years or more

	This Fund may not be suitable if you:
		* Are seeking stability of principal
		* Are investing with a shorter time horizon in mind
		* Are uncomfortable with stock market risk


Portfolio Management of the Fund
--------------------------------
Essex Investment Management Company, LLC ("Essex") and Holt-Smith
& Yates Advisors, Inc. ("Holt-Smith & Yates") each manage a portion of the Fund.

Essex has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 2002, Essex had assets under management of approximately $4.2 billion. Joseph C. McNay and Daniel Beckham are the portfolio managers for the portion of the Fund managed by Essex. Mr. McNay is the Chairman and Chief Investment Officer of Essex, positions he has held since the firm's formation.
Mr. Beckham is a Principal and Vice President of, and a portfolio manager for, Essex, positions he has held since 1995.

Holt-Smith & Yates has managed a portion of the Fund since June
2001. Holt-Smith & Yates, located at 2810 Crossroads Drive, Suite 4900, Madison, Wisconsin, was founded in 1987. As of December 31, 2002,
Holt-Smith & Yates had assets under management of approximately $1.1 billion.

Kristin Yates is the portfolio manager for the portion of the Fund managed by Holt-Smith & Yates. She is a founder and Managing Director of the firm and serves as the Director of Equity Investments and is a member of the firm's fixed income team.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.80% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Essex and Holt-Smith & Yates.

			Small Company Fund
			------------------

FUND FACTS
___________________________________________________________________

Objective: 		Long-term capital appreciation

Investment Focus: 	Equity securities of small companies

Benchmark: Russell 2000 Index

Ticker: MSCFX
___________________________________________________________________


Objective
---------
The Fund's objective is to achieve long-term capital appreciation by investing in the equity securities of small companies.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of small companies with the potential for long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in small companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index; this policy may not be changed without providing shareholders 60 days notice. The Fund may retain securities that it already has purchased even if the specific company outgrows the Fund's capitalization limits. As of December 31, 2002, the Russell 2000 Index included companies with capitalizations from $5.5 million to $2.4 billion.

The Fund's assets currently are managed by a single asset manager. The asset manager focuses exclusively on stocks of small companies whose businesses are expanding. The asset manager seeks to invest in healthy, growing businesses whose stocks are selling at valuations less than should be expected. The asset manager examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company.
The asset manager, thus, expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. A Fund's asset manager may sell any security when it believes the sale is in the Fund's interest.
This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.


					Summary of the Funds  19

Should I Invest in this Fund?
-----------------------------
	This Fund may be suitable if you:
		* Are seeking an opportunity for additional returns
		  through small company equities in your investment portfolio
		* Are willing to accept a higher degree of risk for the
		  opportunity of higher potential returns
		* Have an investment time horizon of five years or more

	This Fund may not be suitable if you:
		* Are seeking stability of principal
		* Are investing with a shorter time horizon in mind
		* Are uncomfortable with stock market risk
		* Are seeking current income


Portfolio Management of the Fund
--------------------------------
Kalmar Investment Advisers ("Kalmar") manages the entire Fund and has managed at least a portion of the Fund since the Fund's inception.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware, is a Delaware Business Trust formed in 1996 as a sister asset management organization to Kalmar Investments, Inc., which was founded in 1982. As of December 31, 2002, the two Kalmar organizations had assets under management totaling approximately $810 million in small company stocks. Ford B. Draper, Jr. leads the eight-person research/ portfolio management team for the portion of the Fund managed by Kalmar. Mr. Draper is the President and Chief Investment
Officer of Kalmar, positions he has held since 1982. Kalmar is 100% employee owned.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The
Managers Funds LLC, in turn, pays a portion of this fee to Kalmar.

The Managers Funds LLC ("the Investment Manager") has contractually agreed, through at least May 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.45% of the Fund's average daily net assets. The Fund is obligated to repay the Investment
Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.45% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

		Special Equity Fund
		-------------------

FUND FACTS
_____________________________________________________________________

Objective: 		Long-term capital appreciation

Investment Focus: 	Equity securities of small- and medium-sized
			U.S. companies

Benchmark: 		Russell 2000 Index

Ticker: 		MGSEX
_____________________________________________________________________


Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small-and medium-sized companies. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index. As of December 31, 2002 the Russell
2000 Index included companies with capitalizations from $5.5 million to $2.4 billion. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, generally common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limits.

The Fund's assets are currently allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Should I Invest in this Fund?
-----------------------------
	This Fund may be suitable if you:
		* Are seeking an opportunity for additional returns
		  through small- and medium-capitalization equities in your investment portfolio
		* Are willing to accept a higher degree of risk for the
		  opportunity of higher potential returns



					Summary of the Funds 21

		* Have an investment time horizon of five years or more

	This Fund may not be suitable if you:
		* Are seeking stability of principal
		* Are investing with a shorter time horizon in mind
		* Are uncomfortable with stock market risk
		* Are seeking current income


Portfolio Management of the Fund
--------------------------------
Donald Smith & Co., Inc. ("Donald Smith"), Kern Capital
Management LLC ("Kern"), Pilgrim Baxter & Associates, Ltd.
("Pilgrim Baxter"), Skyline Asset Management, L.P. ("Skyline") and Westport Asset Management, Inc. ("Westport") each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at East 80, Route 4, Paramus, New Jersey. As of December 31, 2002, Donald Smith had approximately $994 million in assets under management. Donald G. Smith is the portfolio manager of the portion of the assets managed by Donald Smith. He has been the President of and a portfolio manager for Donald Smith since 1983.

Kern has managed a portion of the Fund since September 1997.
Kern, located at 114 West 47 th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2002, Kern had assets under management of approximately $1.2 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and
CEO of, and a portfolio manager for, Kern, positions he has held since the firm's formation. Prior to that time, he was Senior
Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Pilgrim Baxter has managed a portion of the Fund since October 1994. Pilgrim Baxter, located at 825 Duportail Road, Wayne, Pennsylvania, was formed in 1982. As of December 31, 2002, Pilgrim Baxter had assets under management of approximately $8.6 billion. Gary L. Pilgrim and a team of portfolio managers are the portfolio managers for the portion of the Fund managed by Pilgrim Baxter. Mr. Pilgrim is Director, President and Chief Investment Officer of Pilgrim Baxter and has been with the firm since its formation.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is Affiliated
Managers Group, Inc. As of December 31, 2002, Skyline had assets under management of approximately $1.2 billion. William M. Dutton and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline. Mr. Dutton is a portfolio manager for and is the Managing Partner of Skyline, positions he has held since the firm's formation.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport,
Connecticut, was formed in 1983. As of December 31, 2002,
Westport had assets under management of approximately $3.2 billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of, and a portfolio manager for, Westport and has acted in those capacities for the firm since its formation. Mr. Nicklin is a Managing Director of, and a portfolio manager for, Westport and has acted in those capacities for the firm since 1997. Prior to joining the firm, he was a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers
Funds LLC, in turn, pays a portion of this fee to each of the sub-advisors Donald Smith, Kern, Pilgrim Baxter, Skyline and Westport.

		International Equity Fund
		-------------------------

FUND FACTS
_________________________________________________________________________

Objective: 		Long-term capital appreciation; income is the
			secondary objective

Investment Focus: 	Equity securities of non-U.S. companies

Benchmark: 		MSCI EAFE Index

Ticker: 		MGITX
_________________________________________________________________________


Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of non-U.S.
companies. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies. The Fund may invest in companies of any size in developed as well as emerging markets. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, generally common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice.

The Fund's assets currently are allocated among three asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be fair value. The asset manager uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes. Another asset manager generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. For example, the asset manager may identify broad-based, demographic trends, such as an increase in the average age of a region's population, that may make investments in particular companies or industries particularly attractive. The third asset manager utilizes a growth approach to investing whereby it seeks to identify companies with improving fundamentals and accelerating earnings. Each asset manager examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. A Fund's asset manager may sell any security when it believes the sale is in the Fund's interest.
This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.


				Summary of the Funds  23

Should I Invest in this Fund?
-----------------------------
	This Fund may be suitable if you:
		* Are seeking an opportunity for additional returns
		  through international equities in your investment portfolio
		* Are willing to accept a moderate risk investment
		* Have an investment time horizon of five years or more

	This Fund may not be suitable if you:
		* Are seeking stability of principal
		* Are investing with a shorter time horizon in mind
		* Are uncomfortable with stock market risk
		* Are seeking current income


Portfolio Management of the Fund
--------------------------------
Deutsche Investment Management Americas, Inc. ("DIMA"), Bernstein
Investment Research and Management ("Bernstein") and Mastholm Asset Management, L.L.C. ("Mastholm") each manage a portion of the Fund.

DIMA, formerly Zurich Scudder Investments, Inc., has managed a portion of the Fund since December 1989. DIMA, located at 345 Park Avenue, New York, New York, was founded in 1919. As of December 31, 2002, DIMA and its affiliates had assets under management in excess of $388.6 billion globally. William E. Holzer is the portfolio manager for the portion of the Fund managed by DIMA. He is a portfolio manager for and a Managing Director of DIMA, positions he has held with the firm since
1980.

Bernstein has managed a portion of the Fund since March 2002. Bernstein, located at 1345 Avenue of the Americas, New York,
New York, is a unit of Alliance Capital Management L.P. which was first organized in 1962. As of December 31, 2002, Alliance Capital Management L.P. had approximately $386.6 billion in assets under management. Andrew S. Adelson is the portfolio manager for the Fund. He is the Chief Investment Officer of Global Value Equities. Mr. Adelson has been a portfolio manager for Bernstein since 1980.

Mastholm has managed a portion of the Fund since March 2000. Mastholm, located at 10500 N.E. 8 th Street, Bellevue,
Washington, was founded in 1997. As of December 31, 2002,
Mastholm had assets under management of approximately $3.1 billion. Mastholm uses a team approach to manage its portion of the Fund. The team is headed by Theodore J. Tyson, and includes
Joseph Jordan and Douglas Allen. Mr. Tyson is a Managing Director of, and a portfolio manager for, Mastholm, positions he has held since 1997. Prior to joining the firm, he was Vice President of Investors Research Corporation since 1989. Mr. Jordan is a Director of, and portfolio manager for, Mastholm, positions that he has held since 1997. Prior to joining the firm, he was an International Investment Analyst at Investors Research
Corporation since 1992. Mr. Allen is a Director of, and portfolio manager for, Mastholm, positions he has held since 1999. Prior to joining the firm, he was an International Investment Analyst for American Century Investment Management since 1995.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The
Managers Funds LLC, in turn, pays a portion of this fee to DIMA, Bernstein and Mastholm.

Emerging Markets Equity Fund
----------------------------

FUND FACTS
___________________________________________________________________

Objective: 		Long-term capital appreciation

Investment Focus: 	Equity securities of emerging market or
			developing countries

Benchmark: 		MSCI Emerging Markets Free Index

Ticker: 		MEMEX
___________________________________________________________________


Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market.
The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East; this policy may not be changed without providing shareholders 60 days notice. The Fund may invest in companies of any size.

Currently, the asset manager of the Fund seeks to keep the Fund diversified across a variety of markets, countries and regions.
In addition, within these guidelines, it selects stocks that it believes can generate and maintain strong earnings growth. First, the asset manager assesses the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio. The asset manager then seeks to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential, or if the political, economic or financial health of the country changes.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.


Should I Invest in this Fund?
-----------------------------
	This Fund may be suitable if you:
		* Are willing to accept a higher degree of risk and
		  volatility for the opportunity of higher potential returns
		* Have an investment time horizon of seven years or more

	This Fund may not be suitable if you:
		* Are seeking a conservative risk investment
		* Are investing with a shorter time horizon in mind
		* Are seeking stability of principal or current income


					Summary of the Funds  25

Portfolio Management of the Fund
--------------------------------
Rexiter Capital Management Limited ("Rexiter") manages the Fund.
Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, the Fund's inception, and Rexiter has managed the entire Fund since January 1999.

Rexiter, located at 21 St. James's Square, London, England, was founded in 1997. As of December 31, 2002, Rexiter had assets under management of approximately $759 million. Kenneth King and Murray Davey are the portfolio managers for the Fund.
Mr. King is the Chief Investment Officer of Rexiter, a position he has held since the firm's formation. Prior to joining the firm, he was the head of Emerging Markets at Kleinwort Benson Investment since 1992. Mr. Davey is a Senior Portfolio Manager of Rexiter, a position he has held since the firm's formation. From 1986 to 1997 he was a Director of Kleinwort Benson Investment Management Limited.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 1.15% of the average daily net assets of the Fund. The
Managers Funds LLC, in turn, pays a portion of this fee to Rexiter.

The Managers Funds LLC ("the Investment Manager") has contractually agreed, through at least May 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.99% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.99% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management
Fee.

Intermediate Bond Fund
----------------------

FUND FACTS
______________________________________________________________________

Objective: 		High current income

Investment Focus: 	Fixed-income securities

Benchmark: 		Lehman Brothers Intermediate Govt/Credit Index

Ticker: 		MGSIX
______________________________________________________________________


Objective
---------
The Fund's objective is to achieve high current income through a diversified portfolio of fixed-income securities. The Fund's objective may be changed without shareholder approval.
Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds and mortgage-related securities, and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and maintains a weighted average maturity of between 3-10 years. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments. Under normal circumstances, the Fund invests at least 80% of its assets in bonds (debt securities); this policy may not be changed without providing shareholders 60 days notice.

The Fund's assets currently are managed by a single asset manager. In deciding which securities to buy and sell, the asset manager will consider, among other things, the financial strength/creditworthiness of the issuer of the security, current interest rates and the asset manager's expectations regarding general trends in interest rates and the potential risks and return associated with the particular investment.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. A Fund's asset manager may sell any security when it believes the sale is in the Fund's interest.
This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.


Should I Invest in this Fund?
-----------------------------
	This Fund may be suitable if you:
		* Are seeking an opportunity for additional fixed-income
		  returns in your investment portfolio
		* Are willing to accept a conservative risk investment
		* Have an investment time horizon of three years or more


					Summary of the Funds  27

	This Fund may not be suitable if you:
		* Are seeking absolute stability of principal
		* Are seeking an aggressive investment


Portfolio Management of the Fund
--------------------------------
Loomis, Sayles & Company, L.P. ("Loomis, Sayles") has managed the entire Fund since September 2002. Loomis, Sayles is located at One Financial Center, Boston, Massachusetts. As of December 31, 2002, Loomis, Sayles had assets under manage-ment of approximately $54.8 billion. Daniel J. Fuss is the portfolio manager for the Fund. He has been a Managing Director of and portfolio manager for Loomis, Sayles since 1988.

The Fund is obligated by its investment management contract to pay annual management fee to The Managers Funds LLC of 0.50% of the average daily net assets of the Fund. The Managers
Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

The Investment Manager has contractually agreed, through at least May 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.26% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.26% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Bond Fund
---------

FUND FACTS
____________________________________________________________________

Objective: 		High current income

Investment Focus: 	Fixed-income securities

Benchmark: 		Lehman Bros. Govt/Credit Index

Ticker: 		MGFIX
____________________________________________________________________


Objective
---------
The Fund's objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds and mortgage-related and other asset-backed securities and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's
Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security.
Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments. Under normal circumstances, the Fund invests at least 80% of its assets in bonds (debt securities); this policy may not be changed without providing shareholders 60 days notice.

In deciding which securities to buy and sell, the asset manager will consider, among other things, the financial strength of the issuer of the security, current interest rates, the asset manager's expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with the asset manager's expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach.
First, the asset manager generally seeks fixed-income securities of issuers whose credit profiles the asset manager believes are improving. Second, the Fund makes significant use of securities whose price changes may not have a direct correlation with changes in interest rates. The asset manager believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in this type of securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the asset manager analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities in an effort to find securities that the asset manager believes may produce attractive returns for the Fund in comparison to their risk.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

The asset manager generally prefers securities that are protected against calls (early redemption by the issuer).


				Summary of the Funds  29

Should I Invest in this Fund?
-----------------------------
	This Fund may be suitable if you:
		* Are seeking an opportunity for additional fixed-income
		  returns in your investment portfolio
		* Are willing to accept a moderate risk investment
		* Have an investment time horizon of four years or more

	This Fund may not be suitable if you:
		* Are seeking stability of principal
		* Are seeking a conservative risk investment


Portfolio Management of the Fund
--------------------------------
Loomis, Sayles & Company, L.P. ("Loomis, Sayles") manages the entire Fund and has managed at least a portion of the Fund since May 1984. Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December
31, 2002, Loomis, Sayles had assets under management of approximately $54.8 billion. Daniel J. Fuss is the portfolio manager for the Fund. He has been a Managing Director of and portfolio manager for Loomis, Sayles since 1988.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.625% of the average daily net assets of the Fund. The
Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

The Investment Manager has contractually agreed, through at least May 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 0.99% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 0.99% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Global Bond Fund
----------------


FUND FACTS
_______________________________________________________________________

Objective: 		Income and capital appreciation

Investment Focus: 	High quality foreign and domestic fixed-income
			securities

Benchmark: 		Salomon World Govt. Bond Index

Ticker: 		MGGBX
_______________________________________________________________________


Objective
---------
The Fund's objective is to achieve income and capital appreciation through a portfolio of foreign and domestic fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumen-talities, supranational organizations such as the World Bank and the United Nations. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard &
Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Under normal circumstances, the Fund invests at least 80% of its assets in bonds (debt securities). The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets; this policy may not be changed without providing shareholders 60 days notice. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets. The Fund is "non-diversified," which means that, unlike a diversified fund, it may invest more of its assets in the securities of fewer issuers than a diversified fund.

The Fund's assets currently are managed by a single asset manager. The asset manager primarily selects investments with the goal of enhancing the Fund's overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. The asset manager may utilize forward foreign currency contracts in order to adjust the Fund's allocation in foreign currencies.

The asset manager does not manage this Fund to maintain any given average duration. This gives the manager flexibility to invest in securities with any remaining maturity as market conditions change. At times, the Fund's average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest risk than the benchmark. A security is typically sold if the asset manager believes the security is overvalued based on its credit, country or duration.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. A Fund's asset manager may sell any security when it believes the sale is in the Fund's interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.



				Summary of the Funds 31

Should I Invest in this Fund?
-----------------------------
	This Fund may be suitable if you:
		* Are seeking an opportunity for additional global
		  fixed-income returns in your investment portfolio
		* Are willing to accept a moderate risk investment
		* Have an investment time horizon of three years or more This Fund may not be suitable if you:
		* Are seeking stability of principal
		* Are investing with a shorter time horizon in mind
		* Are uncomfortable with currency and political risk


Portfolio Management of the Fund
--------------------------------
Loomis, Sayles & Company, L.P. ("Loomis, Sayles") has managed the entire Fund since March 2002. Loomis, Sayles, located at
One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2002, Loomis, Sayles had assets under management of approximately $54.8 billion. Kenneth M. Buntrock and David W. Rolley are the portfolio managers for the Fund. Both Mr. Buntrock and Mr. Rolley are Vice Presidents and portfolio managers at Loomis, Sayles as a portfolio manager. Mr. Buntrock joined Loomis, Sayles in 1997. Mr. Rolley has been a portfolio manager for Loomis, Sayles since 1994.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.70% of the average daily net assets of the Fund. The
Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

Money Market Fund
-----------------

FUND FACTS
___________________________________________________________________________

Objective: 		Maximize current income; maintain a high level of
			liquidity

Investment Focus: 	U.S. dollar-denominated money market securities

Benchmark: 		3-month Treasury Bill

Ticker: 		MGMXX
____________________________________________________________________________


Objective
---------
The Fund's objective is to maximize current income and maintain a high level of liquidity.


Principal Investment Strategies
-------------------------------
The Fund looks for investments across a broad spectrum of U.S. dollar-denominated money market securities. It typically emphasizes different types of securities at different times in order to take advantage of changing yield differentials. The Fund's investments may include obligations issued by the U.S. Treasury, government agencies, domestic and foreign banks and corporations, foreign governments, repurchase agreements, reverse repurchase agreements, as well as asset-backed securities, taxable municipal obligations and other money market instruments. Some of these investments may be purchased on a when-issued or delayed delivery basis.

This Fund, like other money market funds, is subject to a range of federal regulations that are designed to promote stability. For example, it must maintain a weighted average maturity of no more than 90 days, and generally may not invest in any securities with a remaining maturity of more than 13 months. Although keeping the weighted average maturity this short helps the Fund in its pursuit of a stable $1.00 share price, it is possible to lose money by investing in the Fund.

Additionally, money market funds take steps to protect investors against credit risk. Under its investment guidelines, the Fund maintains stricter credit risk standards than federal law requires.

Currently, the Fund pursues its investment objective by investing all of its investable assets in the Institutional Class Shares of the JPMorgan Prime Money Market Fund (the "Portfolio"), a separate registered investment company with substantially the same investment objective and policies as the Fund.

As a shareholder of the Portfolio, the Fund will bear its proportionate share of the expenses of the Institutional Class
Shares of the Portfolio and will receive its proportionate share of the dividends paid by such class. The Fund will also be entitled to vote as a shareholder of the Portfolio at any meeting of the Portfolio's Shareholders. In general, the Fund will vote its shares in the Portfolio in accordance with instructions received from shareholders of the Fund. The Fund and the Portfolio expect to maintain consistent objectives. If they do not, the Fund will withdraw from the Portfolio, receiving its assets either in cash or securities. The Board of Trustees of the Fund will then consider whether the Fund should hire its own investment manager, invest all of its investable assets in another fund or take other appropriate action.


					Summary of the Funds 33

WHAT AM I INVESTING IN?
-----------------------
You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.
--------------------------------------------------------------------

Should I invest in this Fund?
-----------------------------
	This Fund may be suitable if you:
		* Are seeking an opportunity to preserve capital in your
		  investment portfolio
		* Are uncomfortable with risk
		* Are investing with a shorter time horizon in mind
	This Fund may not be suitable if you:
		* Are seeking a moderate or high risk investment
		* Are investing with a longer time horizon in mind



Portfolio Management of the Fund
--------------------------------
J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM") is the investment manager of the Portfolio. JPMFAM is located at 522 Fifth Avenue, New York, New York and is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company.

The Fund pays an annual management fee to JPMFAM indirectly
through its investment in the Portfolio. The Portfolio pays
JPMFAM a management fee of 0.10% on the Portfolio's average daily net assets. In addition, the Portfolio pays Chase
Manhattan Bank, the administrator of the Portfolio and an
affiliate of JPMFAM, a fee for administrative and shareholder services performed for the Portfolio and other money market funds within the J.P. Morgan Funds Complex in the amount of 0.10% of the first $100 billion of the average daily net assets in the Complex and 0.05% of the average daily net assets in the Complex in
excess of $100 billion. Chase Manhattan Bank has agreed contractually through December 31, 2004 to reimburse the Portfolio to the extent that total operating expenses of the Portfolio (excluding certain items) exceed 0.20% of its average daily net assets.
----------------------------------------------------------------------


ManagersChoice
--------------
ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in The Managers Funds family of mutual funds.
Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

ManagersChoice (r) Program
--------------------------
For more information on this program, contact your advisor or visit our website at www.managersfunds.com.
Please be aware that an advisor may charge additional fees and expenses for participation in this program.

Additional Practices/Risks
--------------------------

Other Securities and Investment Practices
-----------------------------------------
The following is a description of some of the other securities and investment practices of the Funds:

Restricted and	Each Fund may purchase restricted or illiquid securities.
Illiquid 	Any securities that are thinly traded or whose resale is
Securities	restricted can be difficult to sell at a desired time and
		price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets.
		Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation
		(and, to a much smaller extent, the valuation of the Fund) may have a subjective element.



Repurchase	Each Fund may buy securities with the understanding
Agreements	that the seller will buy them back with interest at
		a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.


Foreign		Each Fund that focuses on U.S. investments may also purchase
Securities	foreign securities. To the extent of any such investment,
		those Funds will be subject to the risks of foreign investing,
		although not to the extent of International Equity Fund, Emerging
		Markets Equity Fund or Global Bond Fund, for which these risks are
		principal risks discussed in the Risk/Return Summary. Foreign
		securities generally are more volatile than their U.S. counterparts,
		in part because of higher political and economic risks, lack of
		reliable information and fluctuations in currency exchange rates.
		These risks are usually higher in less developed countries.

		In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International	Each Fund that focuses on U.S. investments may invest in U.S.
Exposure	companies which generate significant revenues and earnings from
		abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S.
		dollar. These factors, taken as a whole, may adversely affect the price of a Fund's shares.

Initial Public	Each Fund may invest in initial public offerings. To the extent
Offerings	that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives 	Each Fund (other than Money Market Fund) may invest
		in derivatives. Derivatives, which include options, futures and forward currency contracts, are financial instruments whose value derives from another security, an index or financial indicator or a currency. Each Fund may use derivatives to reduce or increase its exposure to market price movements either to protect against losses
		(hedging) or to increase returns.

		While hedging can guard against potential risks, it can increase Fund expenses and can eliminate some opportunities for gains. Derivative positions may not perform as anticipated and can result in losses, which certain types of derivative positions may amplify. In addition, a Fund may suffer losses because it is unable to close out a derivative position when desired. The Funds are not obligated to hedge or otherwise use derivatives in any given circumstance and should not be expected to do so.

High-Yield	Each Fund may invest a limited portion of its total assets in
Bonds		high-yield bonds (frequently referred to as "junk bonds").
		High-yield bonds are debt securities rated below BBB by Standard & Poor's Corporation or Baa3 by Moody's Investors
		Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

		* the risk of a bond's issuer defaulting on principal or
		  interest payments is greater than on higher quality bonds; and

		* issuers of high-yield bonds are less secure financially and are
		  more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

Zero-Coupon     Each Fund may invest in bonds in which no periodic coupon is
Bonds           paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date. If it is a deep discounted bond, the gain is subject to income tax.

When-Issued	Each Fund may invest in securities prior to their date of issue.
Securities	These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.


Step-Up Coupon	Each Fund may invest in bonds that pay a lower coupon rate for an
Bonds		initial period, and then increase to a higher coupon rate.

A Few Words About Risk
----------------------
In the normal course of everyday life, each of us takes risk.
What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train.
Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

	* Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;
	* Everybody's perception of reward is different; and
	* High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks.
This is often referred to as the RISK PREMIUM.

-------------------------------------------------------------------------
The RISK PREMIUM for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.
-------------------------------------------------------------------------

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.


				Additional Practices/Risks  37

About Your Investment

FINANCIAL HIGHLIGHTS
--------------------
The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or since the Fund's inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from each Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in each Fund's Annual Report, which is available upon request.

Financial Highlights
--------------------
For a share of capital stock outstanding throughout each year
-------------------------------------------------------------




Managers Value Fund	    For the year ended December 31,
                        ----------------------------------------
			 2002 	 2001 	 2000 	 1999 	 1998
                        ------  ------  ------  ------  --------
Net Asset Value,
Beginning of Year       $27.45  $27.73  $27.50  $30.67   $31.06

Income from Investment
Operations:
  Net investment income   0.15    0.09    0.17    0.30    0.41
  Net realized and
  unrealized gain (loss)
   on investments        (6.65)   0.70    2.45    0.91    3.10
Total from investment   ------  ------   -----   -----   -----
    operations           (6.50)   0.79    2.62    1.21    3.51

Less Distributions to
    Shareholders from:
  Net investment income  (0.16)  (0.08)  (0.17)  (0.29)  (0.41)
  Net realized gain on
    investments          (0.10)  (0.99)  (2.22)  (4.09)  (3.49)
Total distributions     ------  ------  ------  ------  ------
    to shareholders      (0.26)  (1.07)  (2.39)  (4.38)  (3.90)
  Net Asset Value,
   End of Year          $20.69  $27.45  $27.73  $27.50  $30.67
                        ======  ======  ======= ======= ========
Total Return (1)       (23.79)%  2.92%   9.80%   4.15%  11.77%

Ratio of net expenses to
   average net assets (1) 1.28%   1.25%   1.30%   1.35%   1.28%
Ratio of total expenses to
  average net assets (1)  1.35%   1.35%   1.38%   1.35%   1.32%
Ratio of net investment
  income to average
   net assets             0.60%   0.43%   0.61%   0.92%   1.26%
Portfolio turnover         53%    147%    153%     94%     84%
Net assets at end of year
(000's omitted)         $48,001  $63,628 $57,300 $42,471 $69,391
==================================================================




Managers Capital
Appreciation Fund	    For the year ended December 31,
                        ----------------------------------------
			 2002 	 2001 	 2000 	 1999 	 1998
                        ------  ------  ------  ------  --------
Net Asset Value,
Beginning of Year       $29.29  $42.79  $61.12  $33.78  $24.24

Income from Investment
Operations:
  Net investment loss    (0.28)  (0.25)  (0.42)  (0.27)  (0.23)
  Net realized and
  unrealized gain (loss)
   on investments        (8.65) (13.25) (13.25)  34.81   14.18
Total from investment   ------  ------  -----   -----   -----
    operations           (8.93) (13.50) (13.67)  34.54   13.95

Less Distributions to
    Shareholders from:
  Net realized gain on
    investments             -       -    (4.66)  (7.20)  (4.41)
  Net Asset Value,
   End of Year          $20.36  $29.29  $42.79  $61.12  $33.78
                        ======  ======  ======= ======= =========
Total Return (1)       (30.49)% (31.55)% (22.20)% 103.02% 57.41%

Ratio of net expenses to
   average net assets(1) 1.39%   1.34%     1.23%  1.26%   1.29%
Ratio of total expenses to
  average net assets (1) 1.43%   1.40%     1.26%  1.30%   1.36%
Ratio of net investment
  loss to average
   net assets           (1.07)% (0.75)%   (0.82)% (0.86)% (0.80)%
Portfolio turnover        141%    265%      306%    200%    252%
Net assets at end of year
(000's omitted)       $107,545 $186,876 $286,515 $248,487 $88,191
==================================================================




					About Your Investment  39

Financial Highlights
--------------------
For a share of capital stock outstanding throughout each year (period)
----------------------------------------------------------------------

Managers Small
Company Fund		For the period ended December 31,
                        ---------------------------------
			 2002 	 2001 	 2000*
                        ------  ------  -------
Net Asset Value,
Beginning of Period     $8.16   $9.29   $10.00

Income from Investment
Operations:
  Net investment loss   (0.13)  (0.07)   (0.01)
  Net realized and
  unrealized loss
   on investments       (1.63)  (1.06)   (0.70)
Total from investment   ------  ------  -------
    operations          (1.76)  (1.13)   (0.71)

Net Asset Value,
   End of Period        $6.40   $8.16    $9.29
                        ======  ======  =======
Total Return (1)       (21.57)% (12.16)% (7.10)% (2)

Ratio of net expenses to
  average net assets (1)  1.40%   1.30%    1.30% (3)
Ratio of total expenses to
  average net assets (1)  1.70%   1.71%    1.72% (3)
Ratio of net investment
  loss to average
   net assets            (1.17)% (0.92)%  (0.45)% (3)
Portfolio turnover        134%    95%      55%  (2)
Net assets at end of year
(000's omitted)         $12,610  $26,764  $25,705
=====================================================



*Commencement of operations was June 19, 2000.


Managers Special Equity Fund     For the year ended December 31,
                        -------------------------------------------------
			 2002 	   2001     2000        1999       1998
                        ------    ------    ------     ------    --------
Net Asset Value,	$70.59    $76.82    $91.42     $61.23    $61.18
Beginning of Year

Income from Investment
Operations:
  Net investment loss    (0.34)   (0.18)    (0.12)     (0.29)     (0.14)
  Net realized and
  unrealized gain (loss)
   on investments       (15.17)   (6.05)    (2.71)     33.30       0.26
Total from investment   ------   ------     ------     -----      -----
    operations          (15.51)   (6.23)    (2.83)     33.01       0.12

Less Distributions to
    Shareholders from:
  Net realized gain on
    investments             -        -     (11.77)     (2.82)     (0.07)
  Net Asset Value,
   End of Year          $55.08   $70.59    $76.82     $91.42     $61.23
                        ======   ======    =======    =======    =========
Total Return (1)       (21.98)% (8.07)%    (2.56)%     54.11%      0.20%

Ratio of net expenses to
   average net assets(1) 1.31%   1.29%      1.26%       1.31%      1.34%
Ratio of total expenses to
  average net assets (1) 1.32%   1.30%      1.26%       1.31%      1.34%
Ratio of net investment
  loss to average
   net assets           (0.56)% (0.27)%    (0.16)%     (0.47)%    (0.26)%
Portfolio turnover        67%     62%        69%         89%        64%
Net assets at end of year
(000's omitted)      $2,020,821 $2,295,234 $2,132,376 $1,543,150 $959,939
==========================================================================


Financial Highlights
--------------------
For a share of capital stock outstanding throughout each year (period)
----------------------------------------------------------------------

Managers International
Equity Fund			For the year ended December 31,
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Year	$37.61    $49.38    $58.71     $48.85     $45.58

Income from Investment
Operations:
  Net investment income   0.19      0.20 (4)  0.27       0.35       0.54
  Net realized and
  unrealized gain (loss)
   on investments        (6.48)  (11.72) (4) (5.38)     11.96       6.06
Total from investment   ------    ------    ------      ------    -------
    operations		 (6.29)  (11.52)     (5.11)     12.31       6.60

Less Distributions to
    Shareholders from:
  Net investment income  (0.10)   (0.25)     (0.24)     (0.35)     (0.37)
  Net realized gain on
    investments		    -        -	     (3.98)     (2.10)     (2.96)
Total distributions      ------   ------     ------     ------    -------
    to shareholders      (0.10)   (0.25)     (4.22)     (2.45)     (3.33)
  Net Asset Value,
   End of Year           $31.22   $37.61     $49.38     $58.71     $48.85
                         ======   ======    =======     =======   =======
Total Return (1)        (16.71)% (23.35)%    (8.46)%    25.28%     14.54%

Ratio of net expenses to
   average net assets (1) 1.54%    1.45%      1.41%      1.40%      1.41%
Ratio of total expenses
to average net assets (1) 1.56%    1.46%      1.42%      1.41%      1.42%
Ratio of net investment
  income to average
   net assets             0.54%    0.46% (4)  0.42%      0.66%      1.05%
Portfolio turnover	   132%     108%        99%         43%       56%
Net assets at end of year
(000's omitted)        $362,561  $560,602   $656,630   $704,209   $552,826
==========================================================================






Managers Emerging
Markets Equity Fund		For the period ended December 31,
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998*
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Period     $9.56     $9.63     $14.67     $7.74       $10.00

Income from Investment
Operations:
  Net investment income
   (loss)                0.03     (0.01)     (0.04)     0.03        (0.01)
  Net realized and
  unrealized gain (loss)
   on investments       (0.79)    (0.04)     (3.90)     6.93        (2.25)
Total from investment   ------    ------     ------    ------      --------
    operations          (0.76)    (0.05)     (3.94)     6.96        (2.26)

Less Distributions to
    Shareholders from:
  Net investment income    -         -          -      (0.03)          -
  Net realized gain on
    investments            -      (0.02)     (1.10)       -            -
Total distributions      ------   ------     ------    ------       --------
    to shareholders        -      (0.02)     (1.10)    (0.03)          -
  Net Asset Value,
   End of Period         $8.80    $9.56      $9.63     $14.67         $7.74
                         ======   ======     =======   =======      ========
Total Return (1)	 (7.95)%  (0.57)%    (26.69)%   90.06%       (22.60)% (2)

Ratio of net expenses to
   average net assets (1) 1.97%    1.94%       1.98%     1.85%         2.54% (3)
Ratio of total expenses
to average net assets (1) 2.18%    2.36%       2.48%     2.52%         3.57% (3)
Ratio of net investment
  income (loss) to
   average net assets     0.32%   (0.09)%     (0.34)%    0.37%       (0.09)% (3)
Portfolio turnover	    68%       69%         40%     119%           89% (2)
Net assets at end of year
(000's omitted)		$22,211   $15,202    $12,390   $12,434       $4,677
==============================================================================



* Commencement of operations was February 9, 1998.


					About Your Investment   41

Financial Highlights
--------------------
For a share of capital stock outstanding throughout each year
-------------------------------------------------------------


Managers Intermediate
Bond Fund			For the year ended December 31,
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Year       $19.41    $19.20    $18.90     $19.49     $19.51

Income from Investment
Operations:
  Net investment income   0.70      0.98 (4)  1.05       1.00       1.02
  Net realized and
  unrealized gain (loss)
   on investments	 (0.99)     0.25 (4)  0.31      (0.59)      0.00
Total from investment    ------   ------    ------      ------    -------
    operations           (0.29)     1.23      1.36       0.41       1.02

Less Distributions to
    Shareholders from:
  Net investment income  (0.97)    (1.02)    (1.06)     (1.00)     (1.04)

  Net Asset Value,
   End of Year          $18.15    $19.41     $19.20     $18.90    $19.49
                        =======   ======    =======     =======   =======
Total Return (1)        (1.51)%    6.50%      7.40%      2.21%     5.36%

Ratio of net expenses to
   average net assets (1) 1.26%    1.26%      1.26%      1.29%     1.32%
Ratio of total expenses
to average net assets (1) 1.26%    1.26%      1.26%      1.29%     1.33%
Ratio of net investment
  income to average
   net assets             4.59%    4.90% (4)  5.57%      5.20%     5.22%
Portfolio turnover         222%     153%        90%        92%      115%
Net assets at end of year
(000's omitted)          $7,674   $20,752   $20,690     $17,866   $18,408
==========================================================================




Managers Bond Fund		For the year ended December 31,
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Year	$22.32 	  $21.75    $21.45     $22.19	  $23.72

Income from Investment
Operations:
  Net investment income   1.24      1.44      1.49       1.45       1.46
  Net realized and
  unrealized gain (loss)
   on investments         1.12      0.60      0.48      (0.65)     (0.69)
Total from investment   ------    ------    ------     ------    --------
    operations            2.36      2.04      1.97       0.80       0.77

Less Distributions to
    Shareholders from:
  Net investment income  (1.24)    (1.45)    (1.50)     (1.45)     (1.45)
  Net realized gain (loss)
    on investments          -      (0.02)    (0.17)     (0.09)     (0.85)
Total distributions      ------    ------    ------     ------    --------
    to shareholders      (1.24)    (1.47)    (1.67)     (1.54)     (2.30)
  Net Asset Value,
   End of Year           $23.44    $22.32    $21.75     $21.45     $22.19
                         ======    ======    =======    =======   ========
Total Return (1)          10.98%     9.64%    9.44%       3.66%     3.34%

Ratio of net expenses to
   average net assets (1) 1.00%      1.18%    1.19%       1.25%     1.21%
Ratio of total expenses
to average net assets (1) 1.17%      1.18%    1.20%       1.26%     1.21%
Ratio of net investment
  income to average net
   assets                 5.55%      6.45%    6.91%       6.52%     6.18%
Portfolio turnover          24%        16%      10%         39%       55%
Net assets at end of year
(000's omitted)		$128,341    $66,817  $51,383     $33,389   $42,730

============================================================================

Financial Highlights
--------------------
For a share of capital stock outstanding throughout each year
-------------------------------------------------------------

Managers Global Bond Fund	For the year ended December 31,
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Year	$17.97    $18.98    $19.44     $22.38     $20.93

Income from Investment
Operations:
  Net investment income   0.81      0.57 (4)  0.72       0.82       0.92
  Net realized and
  unrealized gain (loss)
   on investments         2.57    (1.33) (4) (1.06)     (3.05)      3.08
Total from investment   ------    ------    -------    ------     -------
    operations		  3.38    (0.76)     (0.34)     (2.23)      4.00

Less Distributions to
    Shareholders from:
  Net investment income  (0.55)      -       (0.12)     (0.49)     (1.16)
  Net realized gain on
    investments          (0.22)   (0.25)        -       (0.22)     (1.39)
Total distributions     ------    ------    -------    ------     -------
    to shareholders      (0.77)   (0.25)     (0.12)     (0.71)     (2.55)
  Net Asset Value,
   End of Year          $20.58    $17.97    $18.98     $19.44      $22.38
                        ======    ======    =======    =======     =======
Total Return (1)         18.85%    (4.10)%   (1.62)%    (9.97)%     19.27%

Ratio of net expenses to
   average net assets (1) 1.55%     1.45%     1.47%       1.54%      1.53%
Ratio of total expenses
to average net assets (1) 1.56%     1.46%     1.50%       1.54%      1.56%
Ratio of net investment
  income to average
   net assets             4.01%     2.87% (4) 4.07%       3.77%      4.14%
Portfolio turnover	   220%	     244%      176%        171%       232%
Net assets at end of year
(000's omitted)		$19,746    $19,879   $22,723     $19,073    $22,067
============================================================================



The following footnotes are reference points in the Financial
Highlights for each of the Funds:

(1) Certain Funds have entered into arrangements with unaffiliated broker-dealers who have paid a portion of the Funds' expenses. In addition, all the Funds have received credits against their custodian expenses for uninvested overnight cash balances. The Managers Funds LLC has waived or reimbursed some expenses for certain Funds. Total returns and net investment income for the Funds would have been lower had certain expenses not been offset.

(2) Not annualized.

(3) Annualized.

(4) Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period on International Equity, Intermediate Bond and Global Bond was to decrease net investment income and increase net realized gain (loss) per share by $0.01, $0.04 and $0.04, respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for International Equity, Intermediate Bond and Global Bond would have been 0.46%, 5.22% and 3.08%, respectively. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.


					About Your Investment   43

Financial Highlights
--------------------
For a share of capital stock outstanding throughout each year
-------------------------------------------------------------


Managers Money Market Fund	   Fiscal Year Ended November 30,
				------------------------------------------
				2002	2001	2000	1999	1998
				----	----	----	----	----
Net Asset Value,
Beginning of Year		$1.000	$1.000	$1.000	$1.000	$1.000
				------	------	------	------	------
Income from Investment
Operations:
  Net investment income		 0.014	 0.042	 0.059	 0.047	 0.052
Less Distributions to
    Shareholders from:
  Net investment income 	(0.014)	(0.042)	(0.059)	(0.047)	(0.052)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
                       	        ======  ======  ======= ======= =======
Total Return (a)		 1.40%	 4.27%	 6.05%	 4.84%	 5.30%

Ratio of net expenses to
   average net assets (b)	 0.37%	 0.44%	 0.49%	 0.48%	 0.50%

Ratio of net investment
  income to average
   net assets     		 1.41%	 4.18%	 5.89%	 4.74%	 5.17%

Net assets at end of year
(000's omitted)			$37,625	$35,712	$66,593	$53,627	$45,282

Expense Waivers/Offsets (c)
---------------------------
Ratio of total expenses to
   average net assets		 0.43%	 0.44%	 0.51%	 0.63%	 0.70%

Ratio of net investment
   income to average net assets	 1.35%	 4.18%	 5.87%	 4.59%	 4.97%


----------------------------------------------------------------------------

(a) Total returns and net investment income would have been lower had certain expenses not been reduced during the year.
(b) Prior to September 4, 2001, the Fund invested all of its investable assets under a "Master-Feeder" arrangement under which expenses of the Master were allocated to the Fund.
(c) Ratio information assuming no reduction of Fund expenses due to waivers, reimbursements or expense offsets.

YOUR ACCOUNT
------------
As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York
Stock Exchange (the "NYSE") is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m.
New York Time.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are principally traded. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

Managers International Equity Fund and Managers Emerging Markets Equity Fund invest in securities that trade in foreign markets. Because substantial time may pass between the time the local market for a security closes and the time a Fund calculates its NAV (typically the close of the NYSE), intervening events may call into question the reliability of the closing local market price for that security. On behalf of Managers International Equity Fund and Managers Emerging Markets Equity
Fund, the Manager monitors intervening events that may affect the value of securities held in each Fund's portfolio and, in accordance with procedures adopted by the Funds' Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect fair value as of the time each Fund's NAV is calculated.


Minimum Investments in the Funds
--------------------------------

Cash investments in the Funds must be in U.S. dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian Bank will be accepted.

If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

The following table provides the minimum initial and additional investments in any Fund directly or through ManagersChoice:



			Managers Funds			ManagersChoice
			--------------			--------------
			Initial	   Additional		Initial     Additional
		      Investment   Investment	      Investment    Investment
		      ----------   ----------	      ----------    ----------
Regular Accounts	$2,000	      $100		$50,000		$500
Traditional IRA		 1,000	       100		 50,000		 500
ROTH IRA		 1,000	       100		 50,000		 500
Education Savings
Account			 1,000	       100		 50,000		 500
SEP IRA			 1,000	       100		 50,000		 500
SIMPLE IRA		 1,000	       100		 50,000		 500



The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.



					About Your Investment  45

HOW TO PURCHASE SHARES



	Managers Funds                              ManagersChoice
	--------------				    --------------
By Mail
   * To open your account, complete           * To open your account, complete
     and sign the account application           and sign the account application
     and make your check payable to             and make your check payable to
     The Managers Funds.  Mail the              The Managers Funds.  Mail the
     check and account application to:          check and account application
                                                to:

     The Managers Funds                         The Managers Funds
     c/o BFDS, Inc.                             c/o PFPC Brokerage
     P.O. Box 8517                                Services, Inc.
     Boston, MA  02266-8517                     P.O. Box 9847
                                                Pawtucket, RI 02940-8047

   * To purchase additional shares,           * To purchase additional shares,
     write a letter of instruction (or          write a letter of instruction or
     complete your investment stub).            complete your investment stub).
     Send a check and investment stub           Send a check and investment stub
     or written instructions to the             or written instructions to the
     above address.  Please include             above address.  Please include
     your account number and Fund name          your account number and
     on your check.                             Portfolio name on your check.


By Telephone
 * After establishing this option on          * After establishing this option on
   your account, call the Fund at               your account, call a client
   (800) 252-0682.  The minimum                 service representative at (800)
   additional investment is $100.               358-7668.  The minimum additional
                                                investment is $500.

By Wire
 * Call the Fund at (800) 252-0682.           * Call the Fund at (800) 358-7668.
   Instruct your bank to wire the               Instruct your bank to wire the
   money to State Street Bank and               money to Boston Safe Deposit and
   Trust Company, Boston, MA  02101;            Trust; ABA #011-001234; BFN-The
   ABA #011000028; BFN-The Managers             Managers Funds A/C 04-5810; FBO
   Funds A/C 9905-001-5, FBO                    Shareholder Name, account number
   shareholder name, account number             and Portfolio name.  Please be
   and Fund name.  Please be aware              aware that your bank may charge
   that your bank may charge you a              you a fee for this service.
   fee for this service.


By Internet
 * If your account has already been           Not available.
   established, see our website at
   http://www.managersfunds.com.
   The minimum additional investment
   is $100.







Note:	If you redeem shares following a purchase by check, the
Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.


----------------------------------------------------------------------
A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses. (Also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

HOW TO SELL SHARES
You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order in proper form. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m.
New York Time.




	Managers Funds                       ManagersChoice
	--------------			     --------------
By Mail
   *     Write a letter of instruction     *  Write a letter of instruction
         containing:                          containing:
         - the name of the Fund(s)           - the name of the
           					Portfolio(s)
         - dollar amount or number of        - dollar amount or number of
           shares to be redeemed               shares to be redeemed
         - your name                         - your name
         - your account number(s)            - your account number(s)
         - signatures of all account         - signature(s) of all account
           owners                              owners

      and mail the written instructions to  and mail the written instructions to
      The Managers Funds, c/o Boston        The Managers Funds, c/o PFPC
      Financial Data Services, Inc., P.O.   Services, Inc., P.O. Box 9847,
      Box 8517, Boston, MA 02266-8517.      Pawtucket, RI 02940-8047.


By Telephone
   *  After establishing this option on    *  After establishing this option on
      your account, call the Fund at          your account, call a client
      (800) 252-0682.                         service representative at (800)
                                              358-7668.

   *  Telephone redemptions are            *  Telephone Redemptions are
      available only for redemptions          available only for redemptions
      which are below $25,000.                which are below $25,000 per Fund
                                              or $100,000 per Portfolio.


By Internet
   *  See our website at                   *  Not available.
      http://www.managersfunds.com.






Note:	If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

--------------------------------------------------------------------------
For The Managers Funds: Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.

For ManagersChoice: All redemptions greater than $100,000 per Portfolio or $25,000 per Fund must be in writing and require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). A Guarantor Institution is a financial institution, which guarantees a signature. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.



					About Your Investment   47

		INVESTOR SERVICES
		-----------------

Automatic Reinvestment Plan
---------------------------
Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Managers Funds Family of Funds. You can elect to receive cash.

Automatic Investments
---------------------
Allows you to make automatic deductions of $100 or more from a designated bank account into a Fund account.

Automatic Redemptions
---------------------
Allows you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemptions will be completed on the next business day.

Individual Retirement Accounts
------------------------------
Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege
------------------
Allows you to exchange your shares of the Funds for shares of other funds in any of our fund families. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number.
Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.
Note: Individual Fund exchanges are not permitted in the ManagersChoice Program. Please consult your investment advisor for more details.

Systematic Purchase Plan
------------------------
Allows you to make automatic monthly deposits of $500 or more per ManagersChoice account directly from a designated bank account.

ManagersChoice Statement Fee
----------------------------
An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of The Managers Funds LLC.

Systematic Withdrawal Plan
--------------------------
Allows you to make automatic monthly deductions of $500 or more per account from a designated bank account into a ManagersChoice account.

		OTHER OPERATING POLICIES
		------------------------

The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds reserve the right to:

* redeem an account if the value of the account falls below $500 due to redemptions;

* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange
Commission;

* change the minimum investment amounts;

* delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

* make a redemption-in-kind (a payment in portfolio securities instead of in cash);

* refuse a purchase order for any reason;

* refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.


		ACCOUNT STATEMENTS
		------------------
You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.


		DIVIDENDS AND DISTRIBUTIONS
		---------------------------
Income dividends, if any, for each of the Equity Funds, are normally declared and paid annually. Capital gain distributions, if any, for each of the Equity Funds, are normally declared and paid annually in December.

Income dividends, if any, for the Income Funds, with the exception of the Global Bond Fund, are normally declared and paid monthly. Income dividends, if any, for the Global Bond Fund are normally declared and paid annually. Capital gain distributions, if any, for each of the Income Funds, are normally declared and paid annually in December.



					About Your Investment  49

		   TAX INFORMATION
		   ---------------
Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All income dividends and short-term capital gain distributions are generally taxable to you as ordinary income. Capital gain dividends will be treated as long-term capital gains regardless of how long you have held shares of a Fund. The provisions apply whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

* fail to provide a social security number or taxpayer identification number;

* fail to certify that their social security number or taxpayer identification number is correct; or

* fail to certify that they are exempt from withholding.

APPENDIX A
----------

		Description of Indexes
		----------------------

S&P 500 Index(r)
----------------
The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2002, the range of market capitalizations for the S&P 500 Index was $279 million to $276 billion.

S&P MidCap 400 Index
--------------------
The S&P MidCap 400 Index consists of 400 stocks chosen by Standard & Poor's for market size (generally the market cap range is from $1 billion to around $5 billion), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2002, the range of market capitalization for the S&P MidCap 400 Index was $132 million to $7.3 billion.

Russell 2000 Index (r)
----------------------
Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000(r) Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $629 million; the median market capitalization was approximately $302 million. The largest company in the index had an approximate market capitalization of $2.4 billion. As of December 31, 2002, the range of market capitalizations for the Russell 2000 Index was $5.5 million to $2.4 billion.

MSCI EAFE Index
---------------
Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and the percentage of a company's shares that are available for trading by the public (the company's "float"). By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australia, & Far East) Index includes the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Free Index
--------------------------------
Morgan Stanley Capital International constructs an MSCI Country
Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection


					Apendix A   51
criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. MSCI Free indices reflect actual investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The EMF (Emerging Markets Free) Index includes the following emerging countries: Argentina, Brazil Free, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand Free, Turkey, and Venezuela.

Merrill Lynch 3-Month U.S. Treasury Bill Index
----------------------------------------------
The Merrill Lynch 3-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-Year Bill to be selected.

Merrill Lynch 6-Month U.S. Treasury Bill Index
----------------------------------------------
The Merrill Lynch 6-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 6 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for seasoned 1-Year Bill to be selected.

Salomon Smith Barney Mortgage Index
-----------------------------------
The Salomon US Broad Investment-Grade (USBIG) Bond Index is designed to track the performance of bonds issued in the US investment-grade bond market. The USBIG Index includes institutionally traded US Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager. The Salomon Smith Barney Mortgage Index, a component of the USBIG Index, comprises 30- and 15-year GNMA, FNMA, and FHLMC securities and FNMA and FHLMC balloon mortgages. The principal payment component of the total-rate-of-return computation for the Mortgage Index includes both scheduled principal amortization and unscheduled principal prepayment. The Mortgage Index accounts for all mortgage payments (principal plus interest) at the end of each month to reflect the monthly cash flow characteristics inherent in the instruments.

Lehman Brothers Government/Credit Index
---------------------------------------
The Lehman Brothers Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.



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Lehman Brothers Intermediate Government/Credit Index
----------------------------------------------------
The Intermediate Government/Credit Index is a subset of and follows all the index rules for the Government/Credit Index. The Intermediate Index includes securities in the intermediate maturity range (maturity from 1 up to (but not including) 10 years) of the Government/Credit Index. The Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Salomon Smith Barney World Government Bond Index
------------------------------------------------
The Salomon Smith Barney World Government Bond Index (WGBI) includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Market eligibility is determined by market capitalization and investability criteria. A market's eligible issues must total at least USD20 billion, EUR15 billion, and JPY2.5 trillion for three consecutive months for the market to be considered eligible for inclusion. Once a market satisfies these criteria, it is added to the WGBI beginning with the next month's profile. With the advent of EMU, the Euro-bloc is treated as a single market and individual EMU government debt markets are not subject to market size criteria.





					Appendix   53



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		For More Information
		--------------------

Additional information about each Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

	By Telephone:	1-800-835-3879

	By Mail:	The Managers Funds
			40 Richards Avenue
			Norwalk, CT  06854

	On the Internet: Electronic copies are available on
			 our website at
			 http://www.managersfunds.com

In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Information about the Funds including each Fund's current Statement of Additional Information and Annual and Semi-Annual Report is on file with the Securities and Exchange Commission. Each Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Funds are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by email request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.


Investment Company Act Registration Number 811-3752
________________________________________________________________________






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